UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/Amendment

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026 (July 30, 2026)

Veea Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40218	98-1577353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 E. 83rd Street

New York, NY 10028

(212) 535-6050

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	VEEA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	VEEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) filed by Veea Inc., a Delaware corporation (the “Company”) amends the Company’s report on Form 8-K, filed with the U.S. Securities and Exchange Commission on August 5, 2026, solely to disclose that, on August 11, 2026, the Company and Randal Stephenson entered into the Separation Agreement (as defined below) in connection with his Departure (as defined below).

Other than as expressly set forth above, this Amendment does not, and does not purport to, amend, revise, update or restate the information presented in the Report or reflect any events that have occurred after the Report was originally filed.

Item 1.01 Entry into a Material Definitive Agreement.

On July 30, 2026 and July 31, 2026, NLabs Inc, a Delaware corporation (“NLabs”) made unsecured loans to the Company. NLabs is a principal stockholder of the Company and an affiliate of the Company’s Chief Executive Officer. The loans were in the principal amount of $500,000 and $100,000, respectively, and evidenced by two Demand Promissory Notes (the “Notes”). Interest on each of the Notes accrues and is payable at maturity at an annual rate equal to 10%, with interest calculated on the basis of a 365-day year and the actual days elapsed. The Notes and accrued interest thereon are payable upon the earlier of December 31, 2026 and demand by NLabs. The Company may prepay the Notes, in whole or in part, without penalty at any time. The proceeds of the Notes are for working capital purposes.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the Notes, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Notes to NLabs is hereby incorporated by reference into this Item 2.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Randal Stephenson as the Company’s Chief Financial Officer

On July 30, 2026, the Board of Directors (the “Board”) of the Company approved the termination of Randal Stephenson’s positions as Chief Financial Officer and Senior Vice President of the Company and the termination of his employment, without cause, effective as of July 31, 2026 (the “Departure”).

Appointment of Greg Deisher as the Company’s Acting Chief Financial Officer

On July 30, 2026, the Board approved the appointment of Greg Deisher, currently the Chief Operating Officer and Executive Vice President of the Company, to replace Mr. Stephenson as the Company’s Chief Financial Officer, effective as of July 31, 2026, and Mr. Deisher has served as the Acting Chief Financial Officer of the Company since that date. Mr. Deisher will also continue to serve as Chief Operating Officer and an Executive Vice President of the Company.

Mr. Deisher has served in senior financial and operational leadership roles for over 20 years including multiple professional experiences in Russia, China and South East Asia. From 2024 to 2026, Mr. Deisher served as the CFO of Wallarm Inc, a cybersecurity company specializing in API (Application Programming Interfaces) Security. From 2019 to 2024, Mr. Deisher served as the CFO of Vapor IO, Inc., an ultra low latency edge datacenter company. From 1990 to 1997, Mr. Deisher worked at PricewaterhouseCoopers (“PwC”), and during his tenure at PwC, he worked as a Senior Auditor at the PwC’s Dallas office, where he served oil & gas and banking clients, and he worked as a Senior Manager, Tax & Legal of the Almaty, Kazakhstan office, where he served clients consisted of international telecom, oil & gas (including ExxonMobil, Chevron & Shell) and FMCGs (Unilever, P&G plus both Coca-Cola and Pepsi). Mr. Deisher obtained his bachelor’s degree from Texas Tech University and completed graduate studies in Chinese language and China studies at University of Texas, Austin. Mr. Deisher is a certified public accountant (CPA).

Mr. Deisher has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Deisher and any other persons pursuant to which he was selected as an executive officer.

Item 8.01. Other Events

On August 11, 2026, the Company and Mr. Stephenson entered a separation agreement (the “Separation Agreement”), pursuant to which Mr. Stephenson is entitled to (i) a severance payment equal to three months gross salary in semi-monthly installments over a period of six months, (ii) retain all vested stock options that were previously granted to Mr. Stephenson by the Company, and (iii) other customary payments such as accrued, unpaid salary and reimbursement for work related expenses.

The foregoing description of the material terms of the Separation Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Demand Promissory Note – July 30, 2026 ($500,000)
10.2*	Demand Promissory Note – July 31, 2026 ($100,000)
10.3	Separation Agreement, dated August 11, 2026, between Veea Inc. and Randal Stephenson
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed previously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veea Inc.

Date: August 18, 2026	By:	/s/ Greg Deisher
	Name:	Greg Deisher
	Title:	Chief Financial Officer and Chief Operating Officer

4